EXHIBIT 99.1
    NEWS RELEASE

Contact:	Deric Eubanks	Laken Avonne Rapier	Joseph Calabrese
	Chief Financial Officer	Media Contact	Financial Relations Board
	(972) 490-9600	LRapier@ashfordinc.com	(212) 827-3772

ASHFORD HOSPITALITY TRUST ANNOUNCES REFINANCING OF MORTGAGE LOAN SECURED BY THE MARRIOTT CRYSTAL GATEWAY

DALLAS – November 7, 2024 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) announced today that it has successfully refinanced its mortgage loan secured by the 703-room Marriott Crystal Gateway Hotel located in Arlington, Virginia, which had a final maturity date in November 2026.
The new, non-recourse loan totals $121.5 million and has a three-year initial term with two one-year extension options, subject to the satisfaction of certain conditions. The loan is interest only and provides for a floating interest rate of SOFR + 4.86%. The refinancing resulted in approximately $31 million of excess proceeds that will be used to pay down the Company’s strategic financing.
The Company had previously announced a reduction in the exit fee on its strategic financing from 15.0% to 12.5% of the original loan balance through December 15, 2024, provided that the outstanding loan balance had been reduced to $50 million or less by November 15, 2024. The $31 million pay down along with an additional paydown the Company intends to make next week, will result in a loan balance below $50 million, triggering the reduced exit fee.
“We are pleased to complete this refinancing of the Marriott Crystal Gateway and generate significant proceeds to go toward paying down our strategic financing,” commented Stephen Zsigray, Ashford Trust’s President and Chief Executive Officer. “We continue to make meaningful progress in our plan to pay off this financing by the end of this year.”

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.
Forward-Looking Statements
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” or other similar words or expressions. Additionally, statements regarding the following subjects are forward-looking by their nature: our business and investment strategy; anticipated or expected purchases, sales or dispositions of assets; our projected operating results; completion of any pending transactions; our plan to pay off strategic financing; our ability to restructure existing property-level indebtedness; our ability to secure additional financing to enable us to operate our business; our understanding of our competition; projected capital expenditures; the impact of technology on our operations and business; the risk that the notice and noncompliance with NYSE continued listing standards may impact the Company’s results of operations, business operations and reputation and the trading prices and volatility of the Company's common stock; and the Company's ability to regain compliance with the NYSE continued listing standards. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. These and other risk factors are more fully discussed in the Company's filings with the SEC.
The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We will not publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise except to the extent required by law.

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